SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2018

SYNALLOY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	4510 Cox Road, Suite 201, Richmond, Virginia	23060
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (804) 822-3260

Inapplicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 1.01.	Entry into a Material Definitive Agreement.

On August 9, 2018, Synalloy Corporation (the “Company”) entered into an Equity Distribution Agreement (the “Equity Agreement”) with BB&T Capital Markets, a division of BB&T Securities, LLC, and Ladenburg Thalmann & Co. Inc. (each, an “Agent,” and together, the “Agents”) pursuant to which the Company may issue and sell, from time to time, shares (the “Shares”) of the Company’s common stock, par value $1.00 per share (the “Common Stock”), with aggregate gross sales proceeds of up to $10 million, through an “at-the-market” equity offering program under which the Agents will act as sales agent (the “ATM Program”).

Under the Equity Agreement, the Company will set the parameters for the sale of the Shares, including the number of Shares to be issued, the time period during which sales are requested to be made, limitations, if any, on the number of Shares that may be sold in any one trading day and any minimum price below which sales of Shares may not be made. Subject to the terms and conditions of the Equity Agreement, the Agents may sell the Shares by methods deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including sales made through The Nasdaq Stock Market (“Nasdaq”) or any other trading market for the Common Stock, sales to or through a market maker, or in privately negotiated transactions. The Agents will use their commercially reasonable efforts in conducting such sales activities consistent with its customary trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the Nasdaq.

The ATM Program will terminate upon the earlier of (1) the sale of an aggregate of $10 million of Shares pursuant to the Equity Agreement or (2) the termination of the Equity Agreement.  The Equity Agreement may be terminated by the Company or the Agents at any time upon three days’ prior written notice, and by the Agents at any time in certain circumstances, including if the Company fails to maintain a listing of the Common Stock on the Nasdaq or the occurrence of a material adverse change in the Company.

The Equity Agreement provides that the Agents will be entitled to compensation that will not exceed 2.0% of the gross proceeds from the sale of any Shares sold under the Equity Agreement. The Company has no obligation to sell any Shares under the Equity Agreement, and may at any time suspend solicitation and offers under the Equity Agreement.

The Shares will be issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-204850) that was filed with the Securities and Exchange Commission (the “SEC”) and is effective. A copy of the prospectus included in the registration statement may be obtained on the SEC’s website at www.sec.gov.  The Company filed a prospectus supplement (the “Prospectus Supplement”), dated August 9, 2018, with the SEC in connection with the offer and sale of the Shares.  A copy of the Prospectus Supplement may be obtained on the SEC’s website at www.sec.gov.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the material terms of the Equity Agreement is qualified in its entirety by reference to the full agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The legal opinion of Williams Mullen relating to the Shares that may be sold pursuant to the Equity Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The consent of KPMG relating to the Prospectus Supplement is filed as Exhibit 23.2 to this Current Report on Form 8-K.

A copy of the Company’s August 10, 2018 press release announcing the filing of the Prospectus Supplement is attached as Exhibit 99.1.

Forward-Looking Statements:

This Current Report on Form 8-K includes and incorporates by reference “forward-looking statements” within the meaning of the federal securities laws. All statements that are not historical facts are “forward-looking statements.” The words “estimate,” “project,” “intend,” “expect,” “believe,” “should,” “anticipate,” “hope,” “optimistic,” “plan,” “outlook,” “should,” “could,” “may” and similar expressions identify forward-looking statements. The forward-looking statements are subject to certain risks and uncertainties, including without limitation those identified below, which could cause actual results to differ materially from historical results or those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. The following factors could cause actual results to differ materially from historical results or those anticipated: adverse economic conditions; the impact of competitive products and pricing; product demand and acceptance risks; raw material and other increased costs; raw materials availability; employee relations; ability to maintain workforce by hiring trained employees; labor efficiencies; customer delays or difficulties in the production of products; new fracking regulations; a prolonged decrease in oil and nickel prices; unforeseen delays in completing the integrations of acquisitions; risks associated with mergers, acquisitions, dispositions and other expansion activities; financial stability of our customers; environmental issues; unavailability of debt financing on acceptable terms and exposure to increased market interest rate risk; inability to comply with covenants and ratios required by our debt financing arrangements; ability to weather an economic downturn; loss of consumer or investor confidence and other risks set forth in Item 1A, “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in other filings with the SEC. The Company disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K except as required by law.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description of Exhibit
1.1	Equity Distribution Agreement, dated August 9, 2018, by and between Synalloy Corporation and BB&T Capital Markets, a division of BB&T Securities, LLC, and Ladenburg Thalmann & Co. Inc.
5.1	Opinion of Williams Mullen regarding the legality of the shares offered
23.1	Consent of Williams Mullen (included in Exhibit 5.1)
23.2	Consent of KPMG
99.1	Press Release issued by Synalloy Corporation on August 10, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ DENNIS M. LOUGHRAN
Dennis M. Loughran
Chief Financial Officer

Dated: August 10, 2018

Exhibit Number	Name
1.1	Equity Distribution Agreement, dated August 9, 2018, by and between Synalloy Corporation and BB&T Capital Markets, a division of BB&T Securities, LLC, and Ladenburg Thalmann & Co. Inc.
5.1	Opinion of Williams Mullen regarding the legality of the shares offered
23.1	Consent of Williams Mullen (included in Exhibit 5.1)
23.2	Consent of KPMG
99.1	Press Release issued by Synalloy Corporation on August 10, 2018